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                                                                   EXHIBIT 10.23

                 SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

         THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (the "Amendment") is entered into as of October 22, 2003 (the "Second Amendment Effective Date"), by and between 3COM CORPORATION, a Delaware corporation ("Seller"), and MARVELL SEMICONDUCTOR, INC., a California corporation ("Buyer"), with reference to the following facts:

         A. Seller and Buyer have entered into that certain Purchase and Sale Agreement dated August 15, 2003, as amended by that certain First Amendment to Purchase and Sale Agreement dated October 15, 2003 (collectively, the "Purchase Agreement"), pursuant to which Seller agreed to sell to Buyer, and Buyer agreed to buy from Seller, the real property commonly known as 5400-5460 Bayfront Plaza, City and County of Santa Clara, California, as more particularly described therein (the "Property"), subject to the terms and conditions of the Purchase Agreement.

         B. The parties have agreed to further amend certain provisions of the Purchase Agreement as specifically set forth in this Amendment, subject to the terms and conditions contained herein.

                   NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows (capitalized terms used herein but not herein defined shall have the meaning ascribed to them in the Purchase Agreement):

         1. Buyer's Election to Purchase. Based upon Buyer's review of the Property during the Feasibility Period, Buyer hereby elects to proceed with the purchase of the Property. This Amendment shall constitute written notice of Buyer's election to purchase the Property pursuant to Section
5.2.1 of the Purchase Agreement and shall supersede any provisions of said
Section 5.2.1 regarding the manner in which such notice of Buyer's election to purchase the Property is to be given. Seller and Buyer further acknowledge and agree that, notwithstanding anything to the contrary in Section 2.1 of the Purchase Agreement, the Additional Deposit, in the amount of $2,000,000, shall be made by Buyer into Escrow on or before 5:00 p.m. on October 23, 2003.

         2. Extension of Closing Date. Seller and Buyer hereby agree that the Closing Date (defined in Section 8.1 of the Purchase Agreement) shall be extended from October 31, 2003, to, and the Closing shall occur on, November 7, 2003; and all references in the Purchase Agreement to the Closing Date shall mean November 7, 2003.

         3. Effectiveness of Purchase Agreement. Except as provided in this Amendment, the provisions of the Purchase Agreement remain unchanged and in full force and effect in accordance with their terms.

         4. Effectiveness of Amendment. This Amendment will be effective as of the Second Amendment Effective Date. Each party warrants and represents to the other party that

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the individual executing this Amendment on behalf of the party has authority to execute this Amendment.

         5. Miscellaneous. This Amendment may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this Amendment. Seller and Buyer intend to be bound by the signatures on the telecopied document, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Amendment based on the form of signature.

         IN WITNESS WHEREOF, Seller and Buyer have executed this Amendment as of the date first set forth above.

                                        SELLER:

                                        3 COM CORPORATION
                                        a Delaware corporation

                                        By: _____________________________
                                        Name: MARK SLAVEN
                                        Title: CFO

                                        BUYER:

                                        MARVELL SEMICONDUCTOR, INC.,
                                        a California corporation

                                        By: ____________________________
                                        Name: DR. SEHAT SUTARDJA
                                        Title: PRESIDENT & CEO

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